iShares®

iShares Trust

Supplement dated June 23, 2008

to the Prospectus dated August 1, 2007 for the iShares Dow Jones/KLD/Cohen & Steers Series

(the “Prospectus”)

The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus.

The fourth and fifth paragraphs on page ii are hereby deleted and replaced by the following paragraphs:

The Domini 400 SocialSM Index is derived, in part, from the constituents of the S&P 500 Index. The use of the S&P 500 Index as part of the universe for the Domini 400 SocialSM Index in no way suggests or implies an opinion by The McGraw-Hill Companies, Inc. as to the attractiveness of the Domini 400 SocialSM Index or of the investment in any or all of the securities upon which the S&P 500 Index or the Domini 400 SocialSM Index are based or in the Fund.

The KLD Select SocialSM Index is derived from the constituents of the S&P 900 Index. The use of the S&P 900 Index as the universe for the KLD Select SocialSM Index in no way suggests or implies an opinion by The McGraw-Hill Companies, Inc. as to the attractiveness of the KLD Select SocialSM Index or of the investment in any or all of the securities upon which the S&P 900 Index or the KLD Select SocialSM Index are based or in the Fund.

The “Principal Investment Strategy” section for the iShares KLD 400 Social Index Fund on page 27 is hereby deleted and replaced by the following:

The Underlying Index is designed to provide exposure to the common stocks of companies that KLD determines have positive environmental, social and governance characteristics. The Underlying Index consists of 400 companies drawn from the universe of the 3,000 largest U.S. public equities as measured by float-adjusted market capitalization. KLD evaluates each eligible company’s environmental, social and governance performance using standardized criteria and assigns an overall rating to each company. KLD seeks to include in the Underlying Index companies with positive environmental, social and governance performance relative to their industry and sector peers, and in relation to the broader market. In determining whether a company has a positive environmental, social and governance record, KLD considers the company’s record of community relations, diversity, employee relations, human rights, product quality and safety, environment and corporate governance. Companies that KLD determines are in the following businesses beyond specified revenue thresholds are not eligible for inclusion in the Underlying Index: alcohol, tobacco, firearms, nuclear power, military weapons and gambling. When selecting companies for the Underlying Index, KLD seeks to maintain the composition of Underlying Index components at approximately 250 companies from the S&P 500 Index, 100 additional large and mid-cap companies to enhance sector diversification and 50 smaller companies with exemplary environmental, social and governance records.

The S&P 500 Index measures the performance of the large-capitalization sector of the U.S. equity market. As of the close of business on May 31, 2007, the S&P 500 Index included approximately 79% of the market capitalization of all publicly traded U.S. equity securities.

The “Principal Investment Strategy” section for the iShares KLD Select SocialSM Index Fund on page 28 is hereby deleted and replaced by the following:

The Underlying Index is designed to maximize exposure to large capitalization companies that KLD determines have positive environmental, social and governance characteristics, while at the same time maintaining risk and return characteristics similar to the S&P 500 Index. The Underlying Index consists of approximately 200 to 300 companies drawn from the universe of companies included in the S&P 900 Index. KLD evaluates each eligible company’s environmental, social and governance performance using standardized criteria and assigns an “overall rating” to each company. KLD seeks to include in the Underlying Index companies with positive environmental, social and governance performance relative to their industry and sector peers, and in relation to the broader market. In determining whether a company has a positive environmental, social and governance record, KLD considers the company’s record of environmental, social (community relations, diversity, employee relations, human rights, and product quality and safety), and corporate governance performance. The selection process is designed so that companies with relatively higher overall ratings are expected to have a higher representation in the Underlying Index than they do in the S&P 500 Index. Companies with relatively lower overall ratings are expected to have a lower representation in the Underlying Index than they do in the S&P 500 Index. Exceptions may result from the constraint on tracking error. Companies that KLD determines, based on multiple criteria, are participants in the tobacco industry are excluded from the Underlying Index.

The S&P 900 Index is composed of large-capitalization and mid-capitalization companies in the U.S. equity market. The S&P 500 Index measures the performance of the large-capitalization sector of the U.S. equity market. As of the close of business on May 31, 2007, the Underlying Index included approximately 79% of the market capitalization of all publicly traded U.S. equity securities.

The “Principal Risks” section for the iShares KLD Select SocialSM Index Fund on page 28 is hereby deleted and replaced by the following:

The Fund is subject to the risks identified as applicable to the Fund in the Principal Risks of the Funds section of this Prospectus. In addition, the Fund is subject to the risk listed below:

The performance of the Underlying Index, and therefore the performance of the Fund, may differ from the performance of the S&P 500 Index due to the different mix of securities in the Index and Fund as compared to the securities in the S&P 500 Index.

If you have any additional questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of Barclays Global Investors, N.A.	BGI-A-020-06008

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE

iShares®

iShares Trust

Supplement dated June 23, 2008

to the Statement of Additional Information dated December 1, 2007

(as revised May 2, 2008) for the iShares Trust Equity Funds (the “SAI”)

The information in this Supplement updates information in the SAI, and should be read in conjunction with, the Prospectus and SAI.

The following paragraphs from the “The KLD Indexes” section on pages 25-26 are hereby deleted and replaced by the following:

DOMINI 400 SOCIALSM INDEX

NUMBER OF COMPONENTS: 400

COMPONENT SELECTION CRITERIA AND INDEX DESCRIPTION.    The Domini 400 SocialSM Index is designed to provide exposure to the common stocks of companies that KLD Research & Analytics, Inc. (“KLD”) determines have positive environmental, social and governance (“ESG”) characteristics. The Index consists of 400 companies drawn from the universe of the 3,000 largest U.S. public equities as measured by float-adjusted market capitalization. The Index is maintained at 400 constituents and additions are made only at the time of and immediately following a removal of a constituent. KLD evaluates each eligible company’s ESG performance using standardized criteria. KLD considers a company’s record of community relations, diversity, employee relations, human rights, product quality and safety, environment and corporate governance. KLD seeks to include in the Index companies with positive ESG performance relative to their industry and sector peers, and in relation to the broader market.

When selecting companies for the Index, KLD also considers market capitalization, earnings, stock price, debt to equity ratio, sector, industry and liquidity. Companies that KLD determines are in the following businesses beyond specified revenue thresholds, are not eligible for the Index: alcohol, tobacco, firearms, nuclear power, military weapons and gambling. “Specified revenue thresholds” vary by type of involvement in the applicable business, based on a formulaic set of criteria, revenue thresholds and revenue types. KLD seeks to maintain the composition of Index components at approximately 250 companies from the S&P 500 Index, 100 additional non-S&P 500 Index companies chosen for sector diversification and market capitalization, and 50 additional smaller companies with exemplary ESG records.

ISSUE CHANGES.    General oversight responsibility for the Index, including overall policy guidelines and methodology, is handled by KLD. Announcements of Index changes will generally be made two business days in advance of the anticipated effective date, although, for exceptional corporate events, announcements may be made earlier or later.

INDEX MAINTENANCE.    Maintaining the Index includes monitoring and completing the adjustments for company additions and removals, stock splits, stock dividends, and stock price adjustments due to restructurings, spinoffs and other corporate actions. Companies may be removed from the Index due to mergers, acquisitions, bankruptcies, delisting or other corporate actions, concerns about financial quality, failure of exclusionary screens or deteriorating ESG performance, and are removed from the Index as close as possible to the actual date on which the event occurred. The selection process for additions to the Index considers the current composition of the Index, the characteristics of the company being replaced, including market capitalization, sector representation and S&P 500 Index membership. The Index is maintained at 400 constituents at all times. An Index addition is made only if a vacancy is created by an Index removal. Additions are selected from a list of approved companies. KLD seeks to keep the turnover of Index constituents to a level similar to that of the S&P 500. However, KLD may remove companies from the Index at any time due to corporate actions, concerns about financial quality, failure of ESG screens, or deteriorating ESG performance. The Index will be rebalanced on the Monday following the third Friday in March, June, September and December to reflect share changes of less than 5%. Share changes of more than 5% as well as irregular share changes for such events as acquisitions via stock or equity offers are implemented each Thursday.

INDEX AVAILABILITY.    The Index is calculated continuously and is available from major data vendors.

KLD SELECT SOCIALSM INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 200-300

COMPONENT SELECTION CRITERIA AND INDEX DESCRIPTION.    The KLD Select SocialSM Index is designed to maximize exposure to large capitalization companies that KLD determines have positive environmental, social and governance performance relative to their industry and sector peers and in relation to the broader market, while at the same time maintaining risk and return characteristics similar to the S&P 500 Index. The Index consists of approximately 200 to 300 companies drawn from the universe of companies included in the S&P 900 Index. KLD evaluates each eligible company’s social, environmental and governance performance using standardized criteria and assigns an “overall rating” to each company. The selection process is designed so that companies with relatively higher overall ratings are expected to have a higher representation in the Index than they do in the S&P 900 Index. Companies with relatively lower scores are expected to have a lower representation in the Index than they do in the S&P 900 Index. Exceptions may result from the constraint on tracking error. Companies that KLD determines, based on multiple criteria, are participants in the tobacco industry are excluded from the Index.

The S&P 900 Index is composed of large-capitalization and mid-capitalization companies in the U.S. equity market. The S&P 500 Index is designed to measure the performance of the large-capitalization sector of the U.S. equity market.

ISSUE CHANGES.    General oversight responsibility for the Index, including overall policy guidelines and methodology, is handled by KLD. Announcements of Index changes will generally be made two (2) business days in advance of the anticipated effective date, although, for exceptional corporate events, announcements may be made earlier.

INDEX MAINTENANCE.    Maintaining the Index includes monitoring and completing the adjustments for company additions and removals, stock splits, stock dividends, and stock price adjustments due to restructurings, spinoffs and other corporate actions. Companies may be removed from the Index due to mergers, acquisitions, bankruptcies, delisting or other corporate actions, or failure of exclusionary screen, and are removed from the Index as close as possible to the actual date on which the event occurred. The Index will be reconstituted on the Monday following the third Friday in June, and rebalanced on the Monday following the third Friday in September, December and March. The reconstitution and rebalances reflect changes to the benchmark universe, market conditions, corporate actions, as well as to the overall ratings assigned to companies by KLD.

INDEX AVAILABILITY.    The Index is calculated continuously and is available from major data vendors.

If you have any additional questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of Barclays Global Investors, N.A.	BGI-A-042-06008

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE